Exhibit 10.41


                      FOURTH AMENDMENT TO THIRD AMENDED AND
                   RESTATED SENIOR LOAN AND SECURITY AGREEMENT

     This Fourth Amendment to Third Amended and Restated Senior Loan and Security Agreement ("Fourth Amendment") entered into as of October 6, 2000, by and among Interpool, Inc. ("Interpool"), Interpool Limited ("Limited"), Interpool Finance Corp. ("Finance") and Trac Lease, Inc. ("TracLease"), each with an address at 211 College Road East, Princeton, New Jersey 08540 (each a "Borrower" and collectively "Borrowers"), First Union National Bank (successor by merger to CoreStates Bank, N.A.) ("First Union"), a national banking corporation, in its capacity as agent ("Agent") and as lender, PNC Bank, National Association, a national banking corporation, in its capacity as syndication agent and as lender ("PNC" or "Syndication Agent"), and Fleet National Bank (successor by merger to Bank Boston, N.A.), a national banking corporation, in its capacity as documentation agent and as lender ("Fleet" or "Documentation Agent"), along with each of the other lenders listed on the signature pages hereof, in their capacity as lenders (singly, each, including First Union, PNC and Fleet in their capacity as lenders, is a "Lender" and collectively, they are referred to as "Lenders").

                                   BACKGROUND

     A. On or about December 19, 1997, Borrowers, Agent, and PNC, certain Lenders and certain other banking institutions entered into the Third Amended and Restated Senior Loan and Security Agreement (as has been and may be further amended, supplemented or replaced from time to time, the "Loan Agreement") pursuant to which such banking institutions agreed to make certain advances to Borrowers under amended and restated terms and conditions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     B. On November 12, 1998, Lenders and Borrowers entered into the First Amendment to Third Amended and Restated Senior Loan and Security Agreement ("First Amendment") whereby, inter alia, certain banking institutions exited the Credit Facility, other banking institutions became Lenders, the Maximum Credit Limit was increased to $215,000,000 and the Current Term of the Credit Facility was extended to May 31, 2000.

     C. On May 26, 2000, the parties hereby entered into the Second Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended from May 31, 2000 to July 31, 2000 and certain other performance pricing changes were made.

     D. On July 20, 2000, the parties hereby entered into the Third Amendment to the Third Amended and Restated Senior Loan and Security Agreement whereby the Current Term of the Credit Facility was further extended to July 31, 2005, PNC was made the Syndication Agent, Fleet was made the Documentation Agent and certain other amendments to the Loan Agreement were made.

     E. Under the terms and conditions hereafter set forth, the parties hereby desire to enter into certain Interest Hedging Instruments (as defined herein) and make certain other amendments to the Loan Agreement.

     F. The Loans to and other Obligations of Trac Lease, Limited and Interpool Finance shall continue to be guaranteed by Interpool; the Obligations of Limited shall continue to be guaranteed by Interpool Finance; and the Obligations of Interpool Finance shall continue to be guaranteed by Limited.

     G. Except where the context clearly requires otherwise, all references to the Loan Agreement in the Loan Agreement, the Revolving Credit Notes or any other instrument, agreement or document executed and/or delivered to Agent and/or Lenders in connection therewith shall be references to the Loan Agreement, as amended hereby.

     NOW, THEREFORE, with the foregoing background incorporated by reference, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. INTEREST HEDGING INSTRUMENT. The following definition of Interest Hedging Instrument is hereby added to Section 1.1 of the Loan Agreement:

               INTEREST HEDGING INSTRUMENT - Any documentation evidencing any interest rate swap, interest "cap" or "collar" or any other interest rate hedging device or swap agreement (as defined in 11 U.S.C. ss.101) between any Borrower and any Lender (or any Affiliate of Lender) relating to the obligations of such Borrower under the Credit Facility.

     2. SWAP OBLIGATION. The following definition of Swap Obligations is hereby added to Section 1.1 of the Loan Agreement:

               SWAP OBLIGATIONS - All existing and future debts, liabilities and obligations of every kind and nature arising under or in connection with any Interest Hedging Instrument, including, without limitation, any debts, liabilities or obligations arising in connection with termination of an Interest Hedging Instrument provided however that and any such debts, liabilities or obligations arising under or in connection with any Interest Hedging Instrument shall not have: (i) a notional balance of in excess of $150,000,000 in the aggregate or (ii) a maturity date of later than the Current Term of the Credit Facility.

     3. GENERAL INTANGIBLES. The definition of "General Intangibles" contained in Section 1.1 of the Loan Agreement is hereby amended by adding the following parenthetical at the end of the definition immediately before the last ".":

               (provided that for purposes of this definition, General Intangibles shall not include any Borrower's rights under any Interest Hedging Instruments).

     4. LOAN DOCUMENTS. The definition of Loan Documents in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

               LOAN DOCUMENTS - This Agreement, the Revolving Credit Notes, the Term Notes and all agreements, instruments and documents executed and/or delivered from time to time in connection therewith (but not including any Interest Hedging Instrument), as amended or replaced from time to time.

     5. LIBOR RATE. The definition of LIBOR Rate in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

               LIBOR RATE - An annual rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Agent as being the rate quoted to the principal London Branch of Agent at approximately 11:00 a.m. London time for the offering by leading banks in the London interbank market of U.S. Dollar deposits in immediately available funds for the LIBOR Interest Period elected by Borrowers, in effect two Business Days prior to the funding date for a requested LIBOR Based Rate Loan (including those requested in connection with the conversion of a Loan(s) subject to the Base Rate Option or Term Base Rate Option to a LIBOR Based Rate Loan in accordance herewith), or for a LIBOR Based Rate Loan which Borrowers have elected to continue as a LIBOR Based Rate Loan beyond the expiration of the then current LIBOR Interest Period with respect thereto, for deposits of dollars in amounts equal (as nearly as may be estimated) to the amount of the LIBOR Based Rate Loan which shall then be loaned by Lenders to Borrowers as of the time of such determination, as such rate may be adjusted by the reserve percentage applicable during the LIBOR Interest Period in effect (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such LIBOR Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation, any emergency, supplemental or other marginal reserve requirement) for Agent with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, having a term equal to such LIBOR Interest Period but without the benefit of credit proration, exemptions, or offsets that might otherwise be available from time to time under Regulation D ("Eurocurrency Reserve Requirement"). Such adjustment shall be effectuated by calculating, and the LIBOR Rate shall be equal to, the quotient of (i) the rate determined by Agent divided by (ii) one minus the Eurocurrency Reserve Requirement plus (iii) the Assessment Rate if applicable. The "Assessment Rate" for purposes of this definition means the average rate at which premiums for deposit insurance are then charged by the Federal Deposit Insurance Corporation (or any successor) to Agent for time deposits at foreign branches. The LIBOR Rate shall be rounded to next higher 1/100 of 1%, or if Borrower had hedged the LIBOR Rate Loan with an Interest Hedging Instrument, the LIBOR Rate shall be rounded five decimal places as set forth in the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc.

     6. OBLIGATIONS. The definition of Obligations in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

               OBLIGATIONS - All existing and future liabilities and obligations of every kind or nature at any time owing by a Borrower to Lenders or any of them, and/or to Agent if incurred hereunder, whether joint or several, related or unrelated, primary or secondary, matured or contingent, due or to become due, and whether principal, interest, fees or Expenses, including, without limitation, obligations in respect of any Swap Obligations and the Credit Facility and any extensions, modifications, substitutions, increases and renewals thereof, and the payment of all reasonable amounts advanced by Agent (or any Lender after the occurrence of an Event of Default) to preserve, protect and enforce rights hereunder and in the Collateral and all Expenses incurred by Agent in connection therewith

     7. ADVANCES, CONVERSIONS, RENEWALS AND PAYMENTS. Section 2.2(a) of the Loan Agreement is hereby deleted in its entirely and replaced as follows:

          (a) Except to the extent otherwise set forth in this Agreement (or in the case of an Interest Hedging Instrument), all payments of principal and of interest on the Credit Facility, the Commitment Fee, the Expenses, the Agent's Fee, and all other charges and any other Obligations of Borrowers hereunder, shall be made to Agent at its main Philadelphia banking office 1339 Chestnut Street, Philadelphia, PA, in United States dollars, in immediately available funds. Agent, on behalf of all Lenders, upon five (5) days prior notice to Borrowers shall have the unconditional right and discretion to make an Advance under the Credit Facility in the form of a Revolving Credit Loan to pay, and/or to charge any Borrower's operating account with any such respective institution for, all of such Borrower's Obligations as they become due from time to time under this Agreement including without limitation, interest, principal, fees and reimbursement of Expenses; provided however that so long as no Event of Default has occurred which has not been expressly waived or excused, such Borrower's prior approval shall be required before Agent may charge such Borrower's operating account.

     8. PROCEEDS OF COLLATERAL. Section 2.7(d) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

          (d) PROCEEDS OF COLLATERAL: Following the occurrence of an Event of Default (which has not been expressly waived or excused) or the continuance of an Unmatured Event of Default, or if required by Section 2.7(e) below, Borrowers shall promptly upon the receipt of proceeds of any Collateral, pay all such proceeds to Agent for application against the outstanding Obligations associated with the respective Subfacilities under the Credit Facility, including without limitation, the outstanding Swap Obligations relating to such Subfacility. Such payments shall first be applied to outstanding Expenses associated with such Subfacility and then to such Borrower's Obligations ("NonExpense Obligations")on a pro rata basis based on the percentage of the Swap Obligations to the total NonExpense Obligations. The proceeds shall be applied to the Obligations not constituting the Swap Obligations in the following order; first to the outstanding balance of the Revolving Credit Loans subject to the Base Rate Option, then to the Revolving Credit Loans subject to the LIBOR Rate Option.

     9. PREPAYMENTS. The following subsection is hereby added to Section 2.7 of the Loan Agreement:

          (g) A Borrower's prepayment of the Loans (whether in whole or in part) will in no way limit, affect or impair a Borrower's obligations to continue making payments in connection with any Interest Hedging Instrument which will continue in full force and effect notwithstanding any such prepayment.

     10. EVENTS OF DEFAULT. The introductory paragraph of Section 8.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

               Each of the following events shall constitute an event of default ("Event of Default") and Agent shall thereupon have the option, and the SuperMajority Lenders shall have the right to cause Agent, to declare the Obligations (other than the Swap Obligations) immediately due and payable, all without demand, notice, presentment or protest or further action of any kind (it also being understood that the occurrence of any of the events or conditions set forth in subparagraphs (j), (k) or (l) shall automatically cause an acceleration of the Obligations).

     11. EVENTS OF DEFAULT. Section 8.1(h) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

          (h) OTHER AGREEMENTS WITH LENDERS - if any Borrower breaches or violates the terms of, or if a default or an event of default, occurs under, any Interest Hedging Instrument or any other existing or future agreement (related or unrelated) between any Borrower or among Borrowers and Agent or any Lender or all Lenders; or

     12. EXPENSES. Section 9.9(a) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

          (a) All out-of-pocket costs and out-of-pocket expenses incurred by Agent and not reimbursed on demand by Borrowers, in connection with the creation, amendment, administration, termination and enforcement of the Loans (including, without limitation, audit expenses, counsel fees and expenditures to protect, preserve and defend Agent's and each Lender's rights and interest under the Loan Documents or any Interest Hedging Instrument) shall be shared and paid on demand by Lenders pro rata based on their applicable Pro Rata Percentage.

     13. BORROWERS' RATIFICATION. Borrowers agree that they have no defenses or set-offs against the Agent, Co-Agents or Lenders, their respective officers, directors, employees, agents or attorneys with respect to the Loan Documents, including without limitation, the Notes, the Loan Agreement or related instruments, agreements or documents, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrowers hereby ratify and confirm their Obligations under the Loan Documents, including without limitation, the Notes, the Loan Agreement and related instruments, agreements and documents and agree that the execution and the delivery of this Fourth Amendment does not in any way diminish or invalidate any of their Obligations thereunder.

     14. REAFFIRMATION OF SURETIES. Each Surety, parties to those certain Second Amended and Restated Surety Agreements each dated December 19, 1997 in favor of Agent for the benefit of the Lenders, by execution hereof in its capacity as Surety, hereby consents to the amendments set forth in this Fourth Amendment, and acknowledges that the Second Amended and Restated Surety Agreements remain in full force and effect and that each remains liable for obligations to Lenders referenced therein under the Loan Documents, as amended hereby.

     15. BORROWERS' REPRESENTATION AND WARRANTIES. Borrowers represent and warrant the following and such representations and warranties shall survive the making of this Fourth Amendment:

          (a) as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents;

          (b) except as otherwise previously disclosed to Agent, Co-Agents and/or Lenders in writing, the representations and warranties made in the Loan Agreement are true and correct as of the date hereof;

          (c) the execution and delivery by each Borrower of this Fourth Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower; and

          (d) this Fourth Amendment, and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

     16. NO WAIVER. This Fourth Amendment does not and shall not be deemed to constitute a waiver by Agent, Co-Agents or Lenders of any Event of Default under the Loan Documents, including without limitation, the Notes, or the Loan Agreement, of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate Agent, Co-Agents or Lenders to agree to any further extension of the Credit Facility or modifications of the terms of any of the Loan Documents or constitute a waiver of any other rights or remedies of Agent, Co-Agents or Lenders.

     17. GOVERNING LAW. This Fourth Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     18. INTEGRATION. Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this Fourth Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this Fourth Amendment shall control.

     19. COUNTERPARTS AND FACSIMILE. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signatures by facsimile shall bind the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered as of the day and year first above written.

                                            BORROWERS:

                                            INTERPOOL, INC.

                                            By: __________________________

                                            Attest: ______________________

                                            INTERPOOL, LIMITED

                                            By: __________________________

                                            Attest: ______________________

                                            TRAC LEASE, INC.


                                            By: __________________________

                                            Attest: ______________________

                                            INTERPOOL FINANCE CORP.

                                            By: __________________________

                                            Attest: ______________________


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                            SURETIES:

                                            INTERPOOL, INC.

                                            By: __________________________

                                            Attest: ______________________

                                            INTERPOOL LIMITED

                                            By: __________________________

                                            Attest: ______________________

                                            INTERPOOL FINANCE CORP.

                                            By: __________________________

                                            Attest: ______________________


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                            LENDERS:

                                            FIRST UNION NATIONAL BANK
                                            (successor by Merger to CORESTATES
                                            BANK, N.A.), as Agent and Lender

                                            By: ______________________________

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as Syndication Agent and Lender

                                            By: FLEET NATIONAL BANK, as
                                            Documentation Agent and Lender

                                            By: ______________________________

                                            CHASE MANHATTAN BANK, as Lender

                                            By: ______________________________


                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            Lender

                                            By: ______________________________

                                            UNION BANK OF CALIFORNIA, N.A., as
                                            Lender

                                            By: ______________________________

                                            ABN-AMRO BANK N.V., as Lender

                                            By: ______________________________

                                            SUMMIT BANK, as Lender

                                            By: ______________________________

                              ADDRESSES OF LENDERS

------------------------------------------------------------ ---------------------------------------------------------
FIRST UNION CAPITAL MARKETS                                  CREDIT LYONNAIS NEW YORK BRANCH
One First Union Center                                       1301 Avenue of the Americas
301 S. College Street                                        New York, NY  10019-6002
Charlotte, NC  28288-0610                                    Attention:     Phil Schubert        (212) 261-7327
Attention:    Jessica Gray          (704) 383-9317           Fax:           (212) 459-3179
              Hari Raghavan         (704) 374-4855
              Fax:                  (704) 383-7851
Hari.raghavan@capmark.funb.com
------------------------------------------------------------ ---------------------------------------------------------
THE CHASE MANHATTAN BANK                                     PNC BANK, N.A.
695 Route 46 West                                            1600 Market Street
Fairfield, NJ  07004                                         Philadelphia, PA  19103
Attention:    Frank Meola           (973) 439-5084   Fax:    Attention:     Daniel Fitzpatrick   (215) 585-5622
(973) 439-5011                                               Fax:           (215) 585-6987
------------------------------------------------------------ ---------------------------------------------------------
SUMMIT BANK                                                  ABN AMRO BANK, N.C.
502 Carnegie Center                                          135 LaSalle Street
Princeton, NJ  08543-5316                                    Chicago, IL  60674-9135
Attention:    William Holland       (609) 627-7877   Fax:    Attention:     David Thomas         (312) 904-2506   Fax
(609) 799-8984                                               (312) 904-2849
------------------------------------------------------------ ---------------------------------------------------------
UNION BANK OF CALIFORNIA N.A.                                FLEET NATIONAL BANK
Financial Services Industries Division                       Marine Finance Group
350 California Street, 6th Floor                             100 Federal Street
San Francisco, CA  94104                                     Mail Code 01-08-01, P.O. Box 2016
Attention:    Alison A. Mason       (415) 705-7452   Fax:    Boston, MA  02110-2016
(415) 705-7566                                               Attention:     Sean McCarthy        (617) 434-3302
                                                             Fax:           (617) 434-1955
UNION BANK OF CALIFORNIA N.A.
445 S. Figueroa Street MC G18-030
Los Angeles, CA  90071
Attention:    S Jason Kim           (213) 236-7735   Fax:
(213) 236-7814
------------------------------------------------------------ ---------------------------------------------------------